UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A
(Rule 14a-101)

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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PHOTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PHOTRONICS, INC. Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held Virtually on April 2, 2025 This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at https://web.viewproxy.com/plab/2025 If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 26, 2025 to facilitate timely delivery. If you do not so request a copy, you will not receive a paper copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper copies of your proxy materials are provided below and on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO VIRTUALLY ATTEND THE ANNUAL MEETING. The 2025 Annual Meeting of Shareholders of PHOTRONICS, Inc. will be held virtually on April 2, 2025 at 8:30 a.m. EST. As a Registered Holder, you may vote your shares at the Annual Meeting of Shareholders by first registering at https://web.viewproxy.com/plab/2025 and then using your Virtual Control Number below. Your registration must be received by 11:59 p.m. EST on April 1, 2025. On the day of the Annual Meeting of Shareholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Shareholders are contained in the Proxy Statement in the section titled “ONLINE ATTENDANCE AND PARTICIPATION AT THE ANNUAL MEETING.” 1. To elect eight members of the Board of Directors. 01. David A. Garcia 02. Frank Lee 03. Adam Lewis 04. Daniel Liao 05. Constantine S. Macricostas 06. George C. Macricostas 07. Mary Paladino 08. Mitchell G. Tyson 2. To Approve the 2025 Equity Incentive Compensation Plan. 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2025. 4. To approve by non-binding advisory vote, the compensation of our named executive officers. Note: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote FOR all nominees listed under Proposal 1, FOR Proposal 2, 3, and 4. INTERNET TELEPHONE E-MAIL REQUESTING A PAPER COPY OF THE PROXY MATERIALS Material for this annual meeting and future meetings may be requested by one of the following methods: By logging on to https://web.viewproxy.com/plab/2025. Have the 11-digit control number available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. You must use the 11-digit control number located in the box below. VIRTUAL CONTROL NUMBER

PHOTRONICS, INC. Virtual Meeting The following proxy materials are available to you to review at: https://web.viewproxy.com/plab/2025 2025 Proxy Statement / 2024 Annual Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy of proxy materials. You may vote your proxy when you view the material on the Internet. You will be asked to follow the prompts to vote your shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto https://web.viewproxy.com/plab/2025 or By e-mail at: requests@viewproxy.com Please include the company name and your control number in the subject line.